SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 1997

                              Repligen Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     0-14656                   04-2729386
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

117 Fourth Avenue
Needham, Massachusetts                            02194
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (781)449-9560

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ITEM 5.  OTHER EVENTS

On December 31, 1997, the Registrant publicly disseminated a press release announcing a $2.0 million investment in the Company by Biotechnology Value Fund, L.P. and affiliates ("BVF") of San Francisco and Four Partners, L.P. of New York. The investment involves the sale of common stock and warrants. The press release announcing the investment is incorporated herein by reference and filed as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        Exhibit 99    The Registrant's Press Release dated December 31, 1997.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Repligen Corporation
                                    (Registrant)


Date:   January 2, 1998             By: /S/ Walter C. Herlihy
                                        --------------------------
                                        Chief Executive Officer

                                    Signing on behalf of the Registrant
                                    and as Principal Financial and
                                    Accounting Officer

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EXHIBIT INDEX

Exhibit Number          Description                         Sequential
                                                            Page Number

99                      The Registrant's Press Release      5
                        dated December 31, 1997